United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

NAIC Growth Fund, Inc.
(Exact name of registrant as specified in charter)

711 West 13 Mile Road, Madison Heights, MI 48071
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
NAIC Growth Fund, Inc.
205 E. Wisconsin Ave., Suite 120
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS

Annual Report
December 31, 2007

2

Top Ten Holdings (as of December 31, 2007)

Company	Market Value	Percentage of Equity Portfolio

Stryker Corp.	$1,643,840	7.0%

Johnson & Johnson	$1,334,000	5.7%

Colgate-Palmolive Co.	$1,247,360	5.3%

PepsiCo, Inc.	$1,138,500	4.9%

State Street Corp	$1,136,800	4.8%

Emerson Electric Co.	$1,133,200	4.8%

AFLAC Inc.	$1,127,340	4.8%

Abbott Laboratories	$1,123,000	4.8%

Teleflex Inc.	$1,008,160	4.3%

Sysco Corp.	$998,720	4.3%

January 23, 2008

Dear Fellow Shareholders,

          For 2007, our Fund’s net asset value (NAV) declined 2.0%, after taking into account the $0.8765 per share year-end dividend. The S&P 500, calculated on a total return basis, increased 5.5% for the year.

          As we’ve said before, we think NAV is the only proper way to measure the performance of a closed-end fund, so we ignore the short-term movement of the Fund’s stock price. However, we should note that the discount between the Fund’s stock price and NAV narrowed from 10.7% to 2.2% during the year.

Since the beginning of 2000, the Fund’s NAV has outperformed the S&P 500 as shown in the graph below:

Return of $100 invested in NAIC Growth Fund, Inc. and S&P 500 since 2000

          Our Fund’s performance suffered because:

          A.          Our Fund was overweight in financial companies. As we noted in the 2007 Semiannual Report, at mid-year, our Fund had 29% of its assets in financial companies (banks, financial companies and insurers), compared to an S&P 500 weighing of approximately 22% at the beginning of 2007 and 18% at the end of the year. Financial companies suffered from subprime mortgage woes and sloppy risk management.

          B.          Our investments in Home Depot (HD) and Lowe’s (LOW) suffered as the U.S. housing industry continued its sharp decline.

          Our long-term goal is to outperform the S&P 500 over an extended time period, but we have to give ourselves a C- for our 2007 investment performance. We’re not used to getting average or below average grades, so we’re not pleased with our short-term performance.

          Despite the 2007 problems, we’re still very happy with the overall Fund portfolio. Virtually all of our portfolio companies continue to be profitable and growing despite their stock market performance. We view a share of stock as a piece of the underlying business (in accordance with Benjamin Graham’s wisdom). Therefore, as long as we can identify and invest in great growth companies, we’re confident that our Fund’s investment performance will eventually track the operating performance of its underlying portfolio securities.

          In early 2008, Standard & Poor’s dropped United Parcel Service from the ranks of its AAA-rated industrial companies, leaving only five companies in that elite category. We’re happy to note that the Fund owns four of these five great companies---Automatic Data Processing, Inc. (ADP) (purchased in early 2008), General Electric (GE), Johnson & Johnson (JNJ) and Pfizer (PFE). (In case you’re curious, the one missing company is

ExxonMobil (XON).) We favor companies with extremely high quality balance sheets and conservative finances. We view investing as a long-term proposition, and have no desire to risk a permanent loss of our capital.

          We’ve added some companies to the portfolio that provide some insight into our investment thinking. We bought Eaton Vance (EV) in the Fund during 2007 and Franklin Resources, Inc. (BEN) in early 2008. We love the mutual fund management business—great operating, pretax and after-tax margins; very good (albeit somewhat cyclical) growth; excellent demographics; well-recognized trademarks and operational scale that provide high barriers to entry; and superb cash generation. While the mutual fund managers will experience some near-term speed bumps as the stock market bounces around, the long-term future for the premier fund managers is excellent.

          While our investment performance during 2007 was nothing to write home about, we took a number of important steps to position the Fund for the future:

          1.           In October the Fund moved to the American Stock Exchange (AMEX). This gave us a better trading market, with a specialist making a market in our stock.

          2.           One of the immediate benefits of the move to the AMEX was the consolidation of our dual trading markets and dual trading symbols into one market under one trading symbol (GRF). Prior to our move to the AMEX, the Fund’s shares traded on the Chicago Stock Exchange and in the over-the-counter market, under different trading symbols. This created confusion and the potential for Fund shareholders to be taken advantage of.

          3.           During the latter part of the year, we revised the Fund’s dividend reinvestment plan (DRIP) to allow participating shareholders to easily reinvest their cash dividends in new Fund shares. The Fund’s costs are, for the most part, fixed, so there is a compelling need to grow the Fund’s assets, spread these fixed costs over a larger asset base and get the Fund’s expense ratio down. Pursuant to the operation of the revised DRIP, over $1.3 million of the year-end 2007 cash dividend was invested in new Fund shares.

          As indicated by the Fund’s name, the NAIC (National Association of Investors Corporation) plays an important role in the Fund’s investment philosophy. During the first half of 2008 we have to change the Fund’s name, although the NAIC’s guiding principles will continue to play an important role in our investment philosophy. This decision is driven by the NAIC, which recently headed in a new strategic direction that precludes it from continuing to license the “NAIC” name to us. Our new corporate name, Eagle Capital Growth Fund, Inc. (and logo), is shown on the inside cover of this Annual Report and will be used starting in May, 2008. Our stock symbol will remain GRF.

          From time to time we are asked about how closely we follow the NAIC investment philosophy, principles and analytic framework. While we embrace the NAIC’s philosophy of long-term investing with a focus on growth companies, we also employ other analytic tools. Our goal is to try to understand each underlying business as well as we can, using both quantitative as well as qualitative tests. As noted above, we try to identify industries (such as the mutual fund managers and the orthopedic implant makers) where the economics of the industry are favorable and where all, or virtually all, of the competitors do well. Therefore, while we embrace the NAIC’s quantitative approach, we also spend time on more subjective topics, such as quality of management, operating philosophy and the industry within which the company operates.

          If you have any questions or comments, please contact us. Of course, as we’ve mentioned before, we won’t discuss any potential portfolio change (addition or reduction) that we may be considering.

Luke E. Sims	David C. Sims
e-mail: luke@simscapital.com	e-mail: dave@simscapital.com
(414) 530-5680	(414) 765-1107

NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2007

Assets

Common stock—at market value (cost $14,554,978)	$23,461,361
Cash and cash-equivalents	1,522,968
Interest receivable	4,346
Dividends receivable	47,780
Prepaid insurance	3,522

		$25,039,977
Liabilities

Accounts payable	10,822
Accrued expenses	38,124

		$(48,946)

Total net assets		$24,991,031

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 2,947,082 shares	$2,949

Paid-in capital	16,091,233
Overdistributed net investment income	(9,534)
Unrealized net appreciation on investments	8,906,383

Shareholders’ equity		$24,991,031

Net asset value per share		$8.48

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2007

Investment Income

Dividends	$549,844
Interest	109,744

Total investment income		$659,588

Expenses

Advisory fees	$201,349
Legal fees	106,700
Insurance	27,325
Transfer agent	27,635
Audit fees	23,850
Directors’ fees and expenses	10,445
Custodian fees	12,435
Mailing and postage	5,721
Other fees and expenses	22,809
Taxes	132
Annual shareholder meeting	3,211

Total expenses		$441,612

Net investment income			$217,976

Realized Gain and Unrealized Depreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$4,559,958
Less: cost of investment securities sold	2,344,875

Net realized gain on investments		$2,215,083

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$8,906,383
Less: unrealized appreciation at beginning of period	11,869,708

Net change in unrealized appreciation on investments		(2,963,325)

Net realized gain and unrealized depreciation on investments			(748,242)

Net decrease from operations			$(530,266)

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2007

From Operations:

Net investment income	$232,267	$217,976
Net realized gain on investments	3,081,779	2,215,083
Net change in unrealized appreciation on investments	(100,080)	(2,963,325)

Net increase (decrease) from operations	$3,213,966	$(530,266)

Distributions to Shareholders from:

Net investment income	(231,328)	(232,401)
Net realized gain from investment transactions	(3,081,779)	(2,215,083)

Total distribution	$(3,313,107)	$(2,447,484)

From Capital Stock Transactions:

Dividend reinvestment	—	1,308,377
Cash Purchases	—	—

Increase from capital stock transactions	—	1,308,377

Net increase (decrease) in net assets	$(99,141)	$(1,669,373)

Total Net Assets:

Beginning of year	$26,759,545	$26,660,404
End of period (including under(over)distributed net investment income of $4,891 and ($9,534), respectively)	$26,660,404	$24,991,031

Shares:
Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	—	154,746

Shares at beginning of year	2,792,336	2,792,336
Shares at end of period	2,792,336	2,947,082

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Financial Highlights (A)

For the periods ended:	2003	2004	2005	2006	2007

Net asset value at beginning of year	$7.90	$8.99	$9.63	$9.58	$9.55

Net investment income	$0.01	$0.01	$0.07	$0.08	$0.07
Net realized gain and unrealized appreciation (loss) on investments	$1.39	$0.81	$0.05	$1.07	($0.26)

Total from investment operations	$1.40	$0.82	$0.12	$1.15	($0.19)

Distribution from:
Net investment income	(0.01)	(0.01)	(0.07)	(0.08)	(0.08)
Realized gains	(0.30)	(0.17)	(0.10)	(1.10)	(0.80)
Total distributions	(0.31)	(0.18)	(0.17)	(1.18)	(0.88)

Net asset value at end of period	$8.99	$9.63	$9.58	$9.55	$8.48

Per share market price, end of period last traded price (B)	$8.26	$7.83	$8.70	$8.00	$8.30

Total Investment Return (C):

Based on market value:
1 Year	(1%)	(3%)	13%	4%	12%
5 Year	8%	7%	3%	3%	5%
10 Year	14%	13%	9%	7%	3%
From inception	10%	9%	9%	9%	11%

Based on net asset value:
1 Year	18%	9%	1%	13%	(2%)
5 Year	5%	6%	2%	5%	8%
10 Year	13%	13%	9%	9%	7%
From inception	11%	11%	10%	10%	11%

Net assets, end of year (000s omitted)	$24,501	$26,873	$26,760	$26,660	$24,991

Ratios to average net assets (annualized):
Ratio of expenses to average net assets	1.79%	1.80%	1.46%	1.50%	1.64%

Ratio of net investment income to average net assets	0.06%	0.11%	0.72%	0.85%	0.81%

Portfolio turnover	11%	7%	4%	7%	16%
Average commission paid per share	$0.13	$0.10	$0.08	$0.06	$0.02

(A) All per share data for the periods shown has been restated to reflect the effect of a 15% stock dividend that was declared on April 21, 2005, and paid on May 23, 2005 to shareholders of record on May 13, 2005.

(B) If there was no sale on the valuation date, the bid price for each such date is shown.

(C) Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

NAIC Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2007)

Common Stock (93.9% of total investments)

	Shares	Cost	Market Value	Percent of Total Investments

Food/Beverage/Consumer
Colgate-Palmolive Co.	16,000	$469,850	$1,247,360
PepsiCo, Inc.	15,000	335,649	1,138,500

			$2,385,860	(9.6%	)
Drug/Medical Device
Abbott Laboratories	20,000	860,150	1,123,000
Johnson & Johnson	20,000	915,045	1,334,000
Medtronic Inc.	17,000	850,214	854,590
Pfizer Inc.	28,000	606,755	636,440
Stryker Corp.	22,000	180,012	1,643,840
Zimmer Holdings Inc.*	1,000	81,859	66,150

			$5,658,020	(22.6%	)
Bank/Financial/Insurance
AFLAC Inc.	18,000	107,094	1,127,340
CIT Group Inc.	10,000	392,785	240,300
Citigroup Inc.	22,000	368,636	647,680
Eaton Vance Corp.	14,000	549,007	635,740
Huntington Bancshares Inc.	25,000	238,023	369,000
Jack Henry & Associates Inc.	34,000	626,877	827,560
JP Morgan Chase & Co	15,000	396,347	654,750
Marshall & Ilsley Corp.	5,000	167,716	132,400
Metavante Technologies, Inc.*	1,666	43,292	38,851
State Street Corp.	14,000	339,934	1,136,800
Synovus Financial Corp.	27,000	317,651	650,160
US Bancorp	15,000	465,675	476,100
Washington Mutual Inc.	15,000	609,130	204,150

			$7,140,831	(28.6%	)
Industrial
Avery Dennison Corporation	12,000	666,064	637,680
Emerson Electric Co.	20,000	335,278	1,133,200
General Electric Co.	24,000	441,341	889,680
Graco Inc.	25,000	987,169	931,500
Sigma-Aldrich Corp.	7,000	58,094	382,200
Teleflex Inc.	16,000	545,607	1,008,160

			$4,982,420	(19.9%	)
Retail/Distribution
The Home Depot, Inc.	36,500	1,432,696	983,310
Lowe’s Companies Inc.	15,000	470,212	339,300
O’Reilly Automotive Inc.*	30,000	189,637	972,900
Sysco Corp.	32,000	507,179	998,720

			$3,294,230	(13.2%	)

Total common stock investments		$14,554,978	$23,461,361

Cash and cash-equivalents (6.1% of total investments)			$1,522,968

Total investments			$24,984,329

All other assets less liabilities			6,702

Total net assets			$24,991,031

*=Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

The NAIC Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used. The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to maturity. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of December 31, 2007:

Gross unrealized appreciation	$10,183,665
Gross unrealized depreciation	(1,277,282)

Net unrealized appreciation	$8,906,383

Federal income tax basis	$14,554,978

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

(3)	Certain Service Providers Arrangements

Investment Advisor— For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, as long as the average weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of a new investment advisory agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50 percent owned by a Director of the Fund who is also an owner of more than five percent of the Fund’s outstanding shares. A family member of the same Director owns the remaining 50 percent of SCM. Investment advisory fees for 2007 totaled $201,349 of which $115,470 related to advisory services rendered by SCM for the period June 1, 2007 to December 31, 2007, of which $14,000 was included in accrued expenses at December 31, 2007.

Custodian—LaSalle Bank, NA (“LaSalle”) serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, LaSalle receives fees and for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—Transfer agent American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s DRIP.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.naicgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders

On December 3, 2007, a distribution of $0.8765 per share aggregating $2,447,484 was declared from realized short- and long-term gains and ordinary income. The dividend was paid on December 27, 2007, to shareholders of record December 14, 2007.

The tax character of distributions paid during 2006 and 2007 was as follows:

	2006	2007

Distributions paid from:
Ordinary Income	$262,108	$232,401
Capital Gains:
Short-term	0	23,816
Long-term	3,050,999	2,191,267

	$3,313,107	$2,447,484

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Over-distributed ordinary income	$(9,534)
Unrealized Appreciation	$8,906,383

(6)	Fund Investment Transactions.

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2007, were $4,197,641 and $4,559,958, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts shown.

Report of Independent Registered Accounting Firm

To the Board of Directors and Shareowners

NAIC Growth Fund, Inc.

          We have audited the accompanying statement of assets and liabilities of NAIC Growth Fund, Inc., including the portfolio of investments, as of December 31, 2007 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 28, 2008

NAIC GROWTH FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(THE “PLAN”)

          We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which is provided to give you easy and economical ways of increasing your investment in the Fund’s shares. THOSE SHAREHOLDERS WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.

ADVANTAGES OF THE PLAN

•	Your increased shareholdings of NAIC Growth Fund, Inc. common stock will generate additional dividend and/or other distribution income.

•	You may choose to have all of your dividends and/or other distributions reinvested in shares of NAIC Growth Fund, Inc. common stock.

•	You may make an additional voluntary cash investment as often as once each month, in an amount of not less than $50 nor more than $250,000 per year.

•

Your cash dividends and/or other distributions will go directly to American Stock Transfer & Trust Company (the “Plan Agent”), which will administer the Plan, assuring prompt reinvestment of your dividends and/or other distributions. It is intended that such cash dividends and/or other distributions, together with any voluntary cash payments, will be fully utilized to purchase shares of NAIC Growth Fund, Inc. common stock.

•

The Plan Agent does all of the work and, at your option, will accept delivery from you, for safekeeping of, the certificates which you hold in your own name and representing shares of stock of NAIC Growth Fund, Inc. by establishing a “book-entry” account in your name.

•	The maintenance of your personal records is simplified by the detailed statements which the Plan Agent will mail to you after each investment.

•	Participation in the Plan is entirely voluntary. You may join at any time, and you may terminate your participation whenever you wish by following the procedures described below.

•	There are no fees or charges imposed upon you, other than brokerage commissions, and reasonable transaction and termination fees.

PARTICIPATION IN THE PLAN

          Any holder of common stock of NAIC Growth Fund, Inc., may participate in the Plan.

JOINING THE PLAN

          To join the Plan, you can either enroll on-line at www.amstock.com and clicking on “Shareholder Account Access” or request DRIP forms by contacting David Sims at 205 E. Wisconsin Ave, Suite 120, Milwaukee, WI 53202, telephone (414) 765-1107. Please make sure that that you sign your name on the forms exactly the same as shown on your shareholder account. Once you have completed and returned the form to American Stock Transfer & Trust Company, you will begin participating automatically in the Plan and all cash dividends and/or other distributions on NAIC Growth Fund, Inc. common stock registered in your name will be reinvested automatically.

COSTS OF THE PLAN

          There are no special fees or charges relating to participation in the Plan, other than reasonable transaction fees and brokerage commissions. A termination or sale fee (currently $15 plus $0.10 per share) may be imposed when you terminate or sell your shares in the Plan and take delivery of accumulated shares. The benefit of any reduced brokerage commissions will be passed on, pro rata, to participants. In addition, if you wish to deposit your certificated shares in your plan account, there is currently a transaction fee of $7.50 for this service.

DIVIDEND REINVESTMENT

          Dividend payments and/or other distributions made by the Fund to participants in the Plan are made in one of two ways. They are paid to the Plan Agent either in cash (which then are used to purchase shares in the open market), or by the delivery of newly-issued Fund shares. The option chosen by the Fund is the one that the Fund determines is the most favorable to participants, as described below under “Additional Terms and Conditions of Participation in the NAIC Growth Fund, Inc. Dividend Reinvestment and Cash Purchase Plan.” In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following receipt of the cash dividends and/or other distributions from the Fund, any remaining funds will be returned to the Participants on a pro rata basis.

VOLUNTARY CASH PAYMENTS

          You may make voluntary monthly cash payments of not less than $50 (but not more than $250,000 per year) for the purpose of acquiring additional shares. You may make these voluntary cash payments regularly or from time to time, and you may also vary the amount of each payment so long as the amount of any monthly voluntary cash payment meets the foregoing limitations. Voluntary cash payments must be received by the Plan Agent on or prior to the last day of any month and will be invested beginning on or about the first business day of the following month (an “Investment Date”). Voluntary cash payments will be invested in shares purchased in the open market, (calculated to three decimal places in your account). However, if purchases of shares on the open market with such voluntary cash payments have not been completed by an ex-dividend date, the balance of such cash payments will be returned and credited on a pro rata basis. The Plan Agent will also return all voluntary cash payments it is holding or receives for purchases to be made on the Investment Date immediately following the dividend payment date if purchases are being made with the cash dividends or other distributions on or after such Investment Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following the Investment Date, any remaining funds will be returned to the participants on a pro rata basis. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect federal funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares for the calendar month indicated, the Plan Agent shall attempt to invest such payment on the next Investment Date. Optional cash payments can also be made on-line at www.amstock.com. You need to know your American Stock Transfer & Trust Company 10 digit account number to access your account.

          If an optional cash payment is paid by a check and the check is returned by the bank, a fee of $25 will be charged. If the funds have not yet been invested, the Plan Agent will debit the amount of such funds. If the funds have been invested, then the Plan Agent will sell the shares to recover the amount of the returned check. If the cash balance of the sale is not enough to cover the debit of the amount of the returned check, then the Plan Agent reserves the right to sell account shares to pay the balance. The Plan Agent will also sell additional shares to recover the amount of the return fee.

HOLDING OF SHARES

          For your convenience, the Plan Agent will hold all shares that you acquire as a result of your participation in the Plan for safekeeping. However, upon your on-line request at www.amstock.com, telephonically at (877) 739-9994 or request by mail, the Plan Agent will send you a certificate representing a specified number of full shares which you have acquired through the Plan and which are held for your account.

          The Plan Agent will also allow you to deposit with it, in safekeeping and in your “book-entry” account for the Plan, any additional stock certificates for the Fund’s shares you might have in your possession. This will enable you to guard against loss, theft or damage.

STATEMENT OF ACCOUNT

          A cumulative, detailed statement of your account under the Plan for each current calendar year will be sent to you by the Plan Agent; and you will also receive the customary Form 1099 (Internal Revenue Service) reporting dividend and/or other distribution income.

WITHDRAWAL OF SHARES

          You are not committed to remain in the Plan. You may terminate your participation at any time by written notice to the Plan Agent or on line at www.amstock.com. All requests for termination of participation in the Plan must be received at least three business days prior to the next dividend and/or other distribution payment date in order for the cash dividend and/or other distribution not to be reinvested. A separate written request, however, must be made to obtain the return of any voluntary cash payment. You may obtain the return of any voluntary cash payment if your written request is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.

          Upon terminating participation in the Plan, certificates for full shares held in your account will be issued and sent to you. Any remaining fractional share will be converted to cash, on the basis of the then current market price of the Fund’s common stock, and a check, representing the same, will be issued and sent to you (less service fees). If you desire, you may direct that your full shares be sold in the open market and that the proceeds (less any brokerage commission incurred as a result of such sale) be sent to you.

INCOME TAX CONSIDERATIONS

          Dividends (including those declared in shares of stock) and other distributions invested under the Plan are taxable in the same way as dividends and other distributions paid to you in cash.

SHAREHOLDERS’ RIGHTS

          Shares held under the Plan have the same rights as all other shares, in terms of stock dividends, stock splits, and preemptive and voting rights. Stock dividends will be fully credited to your account. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or corporate action.

MORE DETAILED INFORMATION

          If you have any questions regarding your specific participation in the Plan, please visit the Plan Agent on-line at www.amstock.com, call the Plan Agent at (877) 739-9994 or write the Plan Agent at:

Transaction Processing
American Stock Transfer & Trust Company
DRP Plan
P.O. Box 922 Wall Street Station
New York, NY 10269-0560

Inquiries
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

Luke E. Sims age 58	President; Chief Executive Officer and Director	Term of office one year. Served as a director since 2002.	Partner in the law firm of Foley & Lardner LLP since 1984; Director, Wilson-Hurd Mfg. Co.; Manager of the Advisor since 2003.	One	LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)

          * The address of Mr. Sims is the address of the principal executive office of the Fund. Luke E. Sims is an Interested Person within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of 5% of the Fund’s outstanding shares of common stock and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor”). Luke E. Sims is the father of David C. Sims, the Chief Financial Officer and Chief Compliance Officer of the Fund.

          ** The Fund is not part of any fund complex.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

Robert M. Bilkie, Jr., age 47	Chairman; Director	Term of office one year. Served as a director since 2006.

President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).

				One	None

Carl A. Holth age 75	Director	Term of office one year. Served as a director since 1989.	Retired; former Director, Sunshine Fifty, Inc. and former Director Harrison Piping Supply, Inc.	One	None

Peggy L. Schmeltz age 80	Director	Term of office one year. Served as a director since 1989.	Retired; Trustee of Better Investing (NAIC) (since 1995); lecturer at various NAIC chapters, former Director of Bowling Green State University Foundation Board.	One	None

Benedict J. Smith age 88	Director	Term of office one year. Served as a director since 1996.	Retired; Director, Detroit Executive Service Corps (an advisory service for non-profit organizations); Director, Vista Maria (a nonprofit charitable organization).	One	None

          * The address of each is the address of the principal executive office of the Fund.

          ** The Fund is not part of any fund complex.

Officers Who Are Not Directors

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

David C. Sims age 26	Chief Financial Officer and Chief Compliance Officer	Term of office one year. Served as Chief Financial Officer and Chief Compliance Officer since 2007*	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; Manager of the Advisor since 2003.	One	None

Christopher J. Dine age 51	Secretary	Term of office one year. Served as Secretary since 2007.	Attorney with Bodman LLP since 1985	None	None

          * The address of each is the address of the principal executive office of the Fund.

          ** The Fund is not part of any fund complex.

          *** David C. Sims is the son of Luke E. Sims, the President and Chief Executive Officer of the Fund.

Compensation.

          The following table sets forth the aggregate compensation paid to all directors who were entitled to directors’ fees during 2007. Directors also receive reimbursement for out-of-pocket expenses in connection with attending Board meetings. No Fund officer receives compensation in his/her capacity as an officer of the Fund. Commencing June 1, 2007, Luke E. Sims was no longer entitled to receive directors’ fees from the Fund by reason of his relationship to the Fund’s investment advisor. Former directors, Thomas E. O’Hara and Kenneth S. Janke, who resigned as directors as of June 1, 2007, received no compensation for serving as directors.

          The Fund is not part of a mutual fund complex.

          The officers of the Fund are as follows: Luke E. Sims, President and Chief Executive Officer; Carl A. Holth; Christopher J. Dine, Secretary; and David C. Sims, Chief Financial Officer and Chief Compliance Officer. Robert M. Bilkie is the Chairman of the Fund. It is a non-executive, non-officer position. As of June 1, 2007, David C. Sims became an ‘interested person” of the Fund and Peggy L. Schmeltz ceased to be an “interested person”.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund*	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors**

Luke E. Sims, Director	$1,300	None	None	$1,300

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund*	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors**

Robert M. Bilkie, Jr., Director	$2,000	None	None	$2,000

Peggy L. Schmeltz,*** Director	$1,900	None	None	$1,900

Benedict J. Smith, Director	$2,000	None	None	$2,000

Carl A. Holth, Director	$2,000	None	None	$2,000

* All amounts shown are for service as a director.

** The Fund is not part of any fund complex.

*** Ms. Schmeltz was an interested party of the Fund until June 1, 2007. She was an interested person because she is a trustee of NAIC which was affiliated with the then investment advisor of the Fund.

Board of Directors
Robert M. Bilkie, Jr. Chairman of the Board Southfield, MI	Carl A. Holth Director Clinton Twp., MI	Peggy L. Schmeltz Director Bowling Green, OH

Luke E. Sims President, Chief Executive Officer Milwaukee, WI	Benedict J. Smith Director Birmingham, MI

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the American Stock Exchange.

Fund Stock Repurchases. The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan (DRIP). By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. You can obtain a copy of the Plan from the Fund’s website (www.naicgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn NY 11219, telephone number (800) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2007, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.naicgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (February 28, 2008). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information except to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard you nonpublic personal information. In this notice, the term “we” refers to Fund, NAIC Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q. You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.naicgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Electronic Distribution of Shareholder Reports and Other Communications. If you would like to receive copies of the Fund’s annual reports, semiannual reports, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund (NAIC Growth Fund, Inc., 205 E. Wisconsin Avenue, Suite 120, Milwaukee, Wisconsin 53202, telephone number (414) 765-1107), or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.naicgrowthfund.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that Benedict J. Smith qualifies as a financial expert; and that both Carl A. Holth and Robert M. Bilkie Jr. also qualify as financial experts. Benedict J. Smith, Carl A. Holth and Robert M. Bilkie, Jr. are independent.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Audit Fees. Plante & Moran, PLLC was paid $18,250 for the calendar year ended December 31, 2007 and $17,050 for the calendar year ended December 31, 2006 by the Fund for audit fees.

          Audit-Related Fees. Plante & Moran, PLLC was not paid any audit-related fees by the Fund in either of the last two calendar years.

          Tax Fees. Plante & Moran, PLLC was paid $5,400 for the calendar year ended December 31, 2007 and $4,500 for calendar year ended December 31, 2006 by the Fund for tax fees, for services in connection with the preparation of the Fund’s tax returns and assistance with IRS notice and tax matters.

          All Other Fees. Plante & Moran, PLLC was not paid any other fees in either of the last two calendar years.

          “Audit fees” are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of the Fund’s financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice and tax planning. All other Fund fees are fees billed for any services not included in the first three categories.

          None of the services covered under the captions “Audit- Related Fees,” “Tax Fees,” and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii). Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to the Fund (other than those referenced above) or to the Fund’s investment advisor, Sims Capital Management LLC, or any of its affiliates that provide ongoing services to the Fund (“Other Non-Audit Services”). Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services. The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Carl A. Holth, Benedict J. Smith and Robert M. Bilkie, Jr.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor, are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is one of the Advisor’s two advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies of procedures:

          The Advisor will vote proxies for its clients and, therefore, will adhere to the following requirements:

          A.          General Statement of Policy. When the Advisor votes proxies it generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). The Advisor believes that following the “Wall Street Rule” is consistent with the economic best interests of its clients. Consistent with its duty of care the Advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. In the rare circumstances that the Advisor would vote against management’s recommendations, a detailed explanation as to the reason for divergence with the such recommendation would be put into writing and maintained in the client file.

          B.          Conflicts of Interest. There may be instances where the interests of the Advisor may conflict or appear to conflict with the interests of its clients. For example, the Advisor may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Advisor would vote in favor of management because of its relationship with the Advisor. In such situations, the Advisor will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Advisor in the voting of such securities.

          C.           Record Keeping. The Advisor will maintain the following records with respect to proxy voting:

          (1)          A copy of this proxy voting policy;

          (2)          A copy of all proxy statements received (the Advisor may rely on the EDGAR system to satisfy this requirement);

          (3)          A record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

          (4)          A copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision;

          (5)          A copy of each written client request for information on how the Advisor voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984. Luke Sims is a 49% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007). President and operating manager and 49% equity owner of the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $2.4 million assets under management as of February 29, 2008. Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund or from the Advisor. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance) out of the respective investment advisory fees paid by the Fund and Peregrine.

Dollar range of equity securities of the Fund. beneficially owned as of February 29, 2008 by Luke Sims is in excess of $1 million and by David Sims is between $100,000-$500,000.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2008 proxy statement.

ITEM 11.	CONTROLS AND PROCEDURES.

          (i) As of February 29, 2008, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

          (ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A) (1)	Not applicable.

(A) (2)	Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(B)	Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, — attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAIC GROWTH FUND, INC.

By:	/s/ Luke E. Sims

Luke E. Sims
President and Chief Executive Officer

Date:	March 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Luke E. Sims

Luke E. Sims
President and Chief Executive Officer (principal executive officer)

By:	/s/ David C.. Sims

David C. Sims
Chief Financial Officer (principal financial officer)

Date:	March 26, 2008